UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 24, 2022 (February 18, 2022)

CENTESSA PHARMACEUTICALS PLC

(Exact name of Registrant, as specified in its charter)

England and Wales	001-04321	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Mailing address:
3rd Floor
1 Ashley Road
Altrincham
Cheshire WA14 2DT
United Kingdom
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: +44 7391 789784
Former name or address, if changed since last report:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC
*Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market, LLC.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Centessa Pharmaceuticals plc (the “Company” or “Centessa”) commenced dosing in its pivotal Phase 3 clinical trial evaluating lixivaptan as a potential treatment for Autosomal Dominant Polycystic Kidney Disease (ADPKD) on February 18, 2022. Such event is the milestone trigger for payment of contingent value rights originally issued to the former shareholders and option holders of the Company’s subsidiary, Palladio Biosciences, Inc., in connection with its acquisition by Centessa in January 2021. The contingent value rights entitle such holders to a number of ordinary shares of the Company (including in the form of American Depositary Shares or ADSs) in an aggregate amount of approximately $39.7 million based on the Volume Weighted Average Price (VWAP) of the Company's ADSs over the five day trading period ending on the date of the milestone trigger. The ordinary shares (including in the form of ADSs) will be issued in exchange for the previously-issued contingent value rights.

Item 7.01    Regulation FD Disclosure.

On February 24, 2022, the Company issued a press release titled “Centessa Pharmaceuticals Doses First Subject in Global Phase 3 ACTION Study of Lixivaptan in Autosomal Dominant Polycystic Kidney Disease.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.
99.1	Press Release of the Company dated February 24, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 24, 2022

By:	/s/ Saurabh Saha
Name:	Saurabh Saha, M.D., Ph.D.
Title:	Chief Executive Officer